Grand Prix Funds, Inc.

GRAND PRIX FUND

SUPER CORE FUND

Supplement to the Statement of Additional Information dated February 28, 2003

The following paragraph replaces and supercedes the third paragraph of the subsection entitled “Pricing of Shares” under the section entitled “Purchase, Redemption and Pricing of Shares.”

In determining net asset value, expenses are accrued and applied daily.  Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded or the Nasdaq Official Closing Price for securities which are primarily traded on the Nasdaq Stock Market.  If the Nasdaq Official Closing Price is not available for a security quoted on the Nasdaq Stock Market, the security will be valued at the last sale price or, if there were no transactions on a given day, at the average of the most recent bid and asked prices.  Securities traded on a national securities exchange for which there were no transactions on a given day, and securities not listed on a national securities exchange or the Nasdaq Stock Market, are valued at the average of the most recent bid and asked prices.  Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Corporation or its delegate.  The Board of Directors has approved the use of pricing services to assist the Funds in the determination of net asset value.  All money market instruments with maturities less than 60 days will be valued on an amortized cost basis.

The date of this Supplement is July 2, 2003.